                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20459



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


     Date of Report:                  May 18, 1998
                                      -----------------

     Date of earliest event reported: April 30, 1998
                                      -----------------


                         Commission File No.  0-10587
                                             ---------


                          FULTON FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                                   23-2195389
--------------------------------------------------------------------------------
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                     Identification No.)

 One Penn Square, P.O. Box 4887 Lancaster, Pennsylvania           17604
--------------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip Code)

                                (717) 291-2411
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

Item 5.  Other Events

The attached unaudited financial information is filed pursuant to the requirements of Securities and Exchange Commission Accounting Series Release No.
130. This information reflects the results of operations of Fulton Financial Corporation ("FFC") for the 30-day period following the acquisition of Keystone Heritage Group, Inc. and should be read in conjunction with the financial statements and footnotes to financial statements of FFC, included in Items 8 and 14 of FFC's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, which are hereby incorporated by reference.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

     99.1 Financial Statements of FFC as of and for the three years ended December 31, 1997. (Incorporated by reference to Items 8 and 14 of FFC's Annual Report on Form 10-K for the fiscal year ended December 31, 1997).

FULTON FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
MONTH ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER-SHARE DATA)

INTEREST INCOME
-------------------------------------------------------------------------------------------------------
Loans, including fees............................................................            $26,813
Investment securities:
 Taxable.........................................................................              4,310
 Tax-exempt......................................................................                272
 Dividends.......................................................................                250
Federal funds sold...............................................................                301
Interest-bearing deposits with other banks.......................................                  7
                                                                                             -------
   Total Interest Income.........................................................             31,953

INTEREST EXPENSE
-------------------------------------------------------------------------------------------------------
Deposits.........................................................................             12,415
Short-term borrowings............................................................                628
Long-term debt...................................................................                628
                                                                                             -------
  Total Interest Expense.........................................................             13,671
                                                                                             -------

  Net Interest Income............................................................             18,282
PROVISION FOR LOAN LOSSES........................................................                500
                                                                                             -------

  Net Interest Income After Provision for Loan Losses............................             17,782
                                                                                             -------
OTHER INCOME
-------------------------------------------------------------------------------------------------------
Investment management and trust services.........................................              1,193
Service charges on deposit accounts..............................................              1,542
Other service charges and fees...................................................              1,034
Gain on sale of mortgage loans...................................................                299
Investment securities gains......................................................                584
                                                                                             -------
                                                                                               4,652

OTHER EXPENSES
-------------------------------------------------------------------------------------------------------
Salaries and employee benefits...................................................              6,466
Net occupancy expense............................................................              1,043
Equipment expense................................................................                783
FDIC assessment expense..........................................................                 59
Special services.................................................................                895
Other............................................................................              3,386
                                                                                             -------
                                                                                              12,632
                                                                                             -------

  Income Before Income Taxes.....................................................              9,802
INCOME TAXES.....................................................................              3,073
                                                                                             -------

  Net Income.....................................................................            $ 6,729
                                                                                             =======

-------------------------------------------------------------------------------------------------------
PER-SHARE DATA:
Net income (basic)...............................................................              $0.11
Net income (diluted).............................................................              $0.11
Cash dividends...................................................................              $0.150
-------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 FULTON FINANCIAL CORPORATION


                                 By:   /s/ Rufus A. Fulton, Jr.
                                       ------------------------
                                       Rufus A. Fulton, Jr.
                                       President and Chief Executive Officer


Date:  May 18, 1998